SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934
               (Amendment No.               )

Filed by the Registrant  /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
 / / Preliminary Proxy Statement    / / Confidential, for Use of
                                         the Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
 /x/ Definitive Proxy Statement
 / / Definitive Additional Materials
 / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              OCCIDENTAL PETROLEUM CORPORATION
 ________________________________________________________________________
      (Name of Registrant as Specified in Its Charter)

 ________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

 /x/ No fee required.

 / / Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which
         transaction applies:
         ________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ________________________________________________________________

     (5) Total fee paid:
         ________________________________________________________________

 / / Fee paid previously with preliminary materials.

 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         ________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         ________________________________________________________________

     (3) Filing Party:
         ________________________________________________________________

     (4) Date Filed:
         ________________________________________________________________

                              (LOGO)


                            NOTICE OF
                             -------
                OCCIDENTAL PETROLEUM CORPORATION



               1997 ANNUAL MEETING OF STOCKHOLDERS


                               AND


                         PROXY STATEMENT







                     FRIDAY, APRIL 25, 1997
                  SANTA MONICA CIVIC AUDITORIUM
           1855 MAIN STREET  SANTA MONICA, CALIFORNIA

                          Meeting Hours
                             -------
                  EXHIBIT ROOM   OPENS 9:15 A.M.
                       MEETING   10:30 A.M.



                            IMPORTANT
                             -------
                   PLEASE PROMPTLY MARK, SIGN,
                   DATE AND RETURN YOUR PROXY
                      CARD IN THE ENCLOSED
                            ENVELOPE.

  (LOGO)        OCCIDENTAL PETROLEUM CORPORATION
                   10889 WILSHIRE BOULEVARD
                 LOS ANGELES, CALIFORNIA 90024


   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER

                                                   March 17, 1997

Dear Stockholder:

  On behalf of our Board of Directors, I cordially invite you to attend Occidental's 1997 Annual Meeting of Stockholders at 10:30 a.m. on Friday, April 25, 1997, at the Santa Monica Civic
Auditorium, 1855 Main Street, Santa Monica, California.

  Our business will include electing five directors, all of whom are present Occidental directors, ratifying the selection of independent public accountants and amending the Restated Certificate of Incorporation to declassify the Board of Directors.

  These  matters  are described in detail in the  attached  Proxy
Statement for the meeting.

  The directors and officers of Occidental look forward to seeing you at the meeting. As in the past, there will be a report on operations and an opportunity for questions.

  I encourage you to attend the meeting in person. Whether you do so or not, however, I hope you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. This will save Occidental additional expenses of soliciting proxies as well as ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy. Whether you vote in person or by proxy, your vote will be kept confidential.

                                       Sincerely yours,

                                       R. R. IRANI

(LOGO)         OCCIDENTAL PETROLEUM CORPORATION
                   10889 WILSHIRE BOULEVARD
                LOS ANGELES, CALIFORNIA 90024


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held April 25, 1997


To the Stockholders:

  The Annual Meeting of Stockholders of Occidental Petroleum Corporation ("Occidental") will be held at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, on Friday, April 25, 1997, at 10:30 a.m. for the following purposes, all as set forth in the attached Proxy Statement:

     1.  To  elect five directors to serve for three  year  terms
  expiring   at  the  annual  meeting  in  2000.  The  Board   of
  Directors' nominees are named in the attached Proxy Statement.

     2.  To  consider and take action on the ratification of  the
  selection   of  Arthur  Andersen  LLP  as  independent   public
  accountants for 1997.

     3. To amend the Restated Certificate of Incorporation to declassify the Board of Directors.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of no stockholder proposals that may be presented at the meeting.

  Only stockholders of record on the books of Occidental at the close of business on March 7, 1997, will be entitled to receive notice of and to vote at the meeting.

  Stockholders are cordially invited to attend the meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting, and your promptness will assist us to prepare for the meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                       Sincerely,
                                       DONALD P. DE BRIER
  Los Angeles, California              Donald P. de Brier
  March 17, 1997                       Secretary

                         PROXY STATEMENT
    Annual Meeting of Stockholders To Be Held April 25, 1997

                       GENERAL INFORMATION
                             -------
  This Proxy Statement is furnished to stockholders of Occidental Petroleum Corporation, a Delaware corporation ("Occidental"), in connection with the solicitation by the Board of Directors of Occidental (the "Board of Directors" or "Board") of proxies for use at its Annual Meeting of Stockholders (the "Meeting") scheduled to be held on Friday, April 25, 1997, at 10:30 a.m., Los Angeles time, at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California, and at any and all adjournments thereof. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed form of proxy will commence on or about March 17, 1997.

  At the Meeting, stockholders of Occidental will vote upon: (1) the election of five directors for a term of three years; (2) the ratification of the selection of independent public accountants for 1997; (3) the proposal to amend the Restated Certificate of Incorporation to declassify the Board of Directors; and (4) such other business as may properly come before the Meeting and any and all adjournments thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of no stockholder proposals that may be presented at the Meeting.

                VOTING RIGHTS AND VOTES REQUIRED

  The close of business on March 7, 1997, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, Occidental had outstanding and entitled to vote 329,754,982 shares of Common Stock, par value $.20 per share ("Common Stock") and 3,606,484 shares of $3.875 Cumulative Convertible Voting Preferred Stock, par value $1.00 per share ("Convertible Preferred Stock").

  A majority of the outstanding shares of Common Stock and Convertible Preferred Stock voting together as a single class must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock and Convertible Preferred Stock entitled to vote at the Meeting will have one vote for each share so held.

  When no instructions have been given on a proxy card with respect to a matter, the shares will be voted in the manner specified on the card. Pursuant to stock exchange rules, however, shares held in street name will not be voted with respect to certain matters when no instructions have been given.

  Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The five candidates receiving the highest number of votes will be elected. In tabulating the votes, broker nonvotes will be disregarded and have no effect on the outcome of the vote.

  The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock voting together as a single class represented at the Meeting in person or by proxy and entitled to vote thereat will be required to ratify the selection of independent public accountants. The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock outstanding voting together as a class will be required to approve the proposal to amend the Restated Certificate of Incorporation. In determining whether a proposal has received the requisite number of affirmative votes, abstentions and broker nonvotes will have the same effect as votes against the proposal.

                        VOTING OF PROXIES

  In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board has designated Dr. Ray R. Irani and Dr. Dale R. Laurance to vote shares represented by such proxies. Shares represented by all properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under "Election of Directors," FOR the ratification of the selection of independent public accountants and FOR the amendment of the Restated Certificate of Incorporation.

  The Board of Directors is not aware of any matter that will come before the Meeting other than as described above. However, if any such other matter is duly presented, in the absence of instructions to the contrary, such proxies will be voted in accordance with the judgment of Drs. Irani and Laurance.

                       CONFIDENTIAL VOTING

  Occidental has a policy that all proxies, ballots and other voting materials that identify how a stockholder voted are to be kept permanently confidential and are not to be disclosed to any entity or person, including the directors, officers, employees or stockholders of Occidental, except (i) to allow the tabulator to tabulate and certify the vote, (ii) to comply with federal or state law, including the order of any court, department or agency, (iii) in connection with a contested proxy solicitation,
(iv) if a stockholder makes a written comment on a proxy card or ballot or (v) if a stockholder expressly requests disclosure of his or her vote. The receipt and tabulation of the proxies, ballots and voting materials and the performance of the duties of the inspector of elections must be by one or more parties independent of Occidental, its Board of Directors and any stockholder holding more than 10 percent of the voting securities of Occidental. The tabulator and inspector of elections are required to sign a statement acknowledging the obligation to comply with the policy.

                      REVOCATION OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised. Any proxy may be revoked by a writing, by a valid proxy bearing a later date delivered to Occidental or by attending the Meeting and voting in person.

                     SOLICITATION OF PROXIES

  The expenses of this solicitation will be paid by Occidental. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of Occidental, who will receive no additional compensation therefor. In addition, Occidental has engaged the services of Georgeson & Company Inc., a firm specializing in proxy solicitation, to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at approximately $15,000, plus reimbursement of out-of-pocket expenses. Occidental will pay persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the expense of forwarding soliciting material to their principals.

                      ELECTION OF DIRECTORS

  The directors of Occidental are divided into three classes, with approximately one-third of the directors standing for election each year. The terms of five directors will expire at the Meeting, the terms of five directors will expire at the 1998 Annual Meeting and the terms of four directors will expire at the 1999 Annual Meeting. All of the directors whose terms expire at the Meeting previously were elected by the stockholders, except for Mr. Chalsty who was appointed to fill the vacancy created when the size of the Board was increased to 14 members effective November 14, 1996.

  Occidental is firmly committed to achieving a diverse and broadly inclusive work force and Board of Directors by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

  No person who has reached the age of 72 is eligible for election as a director of Occidental except that any person who at December 15, 1994, was aged 72 or older and serving as a director is eligible for reelection as a director once, at the annual meeting of stockholders occurring upon expiration of the term of office such director was serving at December 15, 1994.

  The five persons designated by the Board of Directors as nominees for election at the Meeting as directors are Messrs.
John S. Chalsty, Arthur Groman, J. Roger Hirl, John W. Kluge  and
Rodolfo Segovia.

  It is intended that proxies received will be voted for the election as directors of Messrs. Chalsty, Groman, Hirl, Kluge and Segovia, to serve for three-year terms expiring at the 2000 annual meeting, and until their successors are elected and qualified. In the event any nominee should be unavailable at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

  The   following  biographical  information  is  furnished  with
respect to each of the five nominees for election at the Meeting and for each of the other nine directors whose terms will continue after the Meeting.

               NOMINEES FOR TERM EXPIRING IN 2000
                            -------


(PHOTOGRAPH OF JOHN S. CHALSTY)
JOHN S. CHALSTY, 63                           Director since 1996
Chairman and Chief Executive Officer
of Donaldson, Lufkin & Jenrette, Inc.,
New York, New York.

Mr. Chalsty, 63, is chairman and chief executive officer of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking firm. He joined DLJ in 1969 as an oil analyst and served in a series of increasingly responsible positions, including president and chief executive from 1986 until assuming his current position in early 1996. Before that, he worked 12 years for Standard Oil Company of New Jersey (now Exxon) in the United States and Europe.

Mr. Chalsty also serves on the boards of directors of The Equitable Companies, Anchor Glass Container Corp., SDW Holdings Corporation and IBP, inc. He was a director of the New York Stock Exchange from 1988 to 1994 and served as its vice chairman from 1990 to 1994. Mr. Chalsty is Chairman of the New York City Economic Development Corporation.

He  also is a member, past president and director of the New York
Society of Financial Analysts and a member and past director of Financial Analysts Federation, as well as being active in civic, education, arts and medical organizations.

Mr. Chalsty received Bachelor of Science degrees in chemistry and physics and a Master of Science degree from the University of Witwatersrand in Johannesburg, South Africa, and a Master of Business Administration degree with high distinction from Harvard Business School, where he was a Baker Scholar.

(PHOTOGRAPH OF ARTHUR GROMAN)
ARTHUR GROMAN, 82                             Director since 1957
Lawyer-Senior Partner of the law firm
of Mitchell, Silberberg & Knupp,
Los Angeles, California.

Mr. Groman has served on the Board of Directors of Occidental longer than any other director, having been first elected in June 1957. He is the senior partner of the Los Angeles law firm of Mitchell, Silberberg & Knupp, having been associated with that firm since

1944. Previously, he was an attorney in the Office of the General Counsel in the U.S. Treasury Department and an attorney for the Bureau of Internal Revenue. He is the author of numerous articles on taxation. Mr. Groman is a cofounder of the Tax Institute of the Law School of the University of Southern California, a Fellow of the American College of Trial Lawyers, a past President of the California Institute for Cancer Research and an emeritus member of the Board of Directors of Cedars-Sinai Medical Center. He has served as President of the Yale Law School Alumni Association of Southern California.

  Committees: Executive; Nominating (Chairman).

(PHOTOGRAPH OF J. ROGER HIRL)
J. ROGER HIRL, 65                             Director since 1988
Executive Vice President of Occidental;
President and Chief Executive Officer of
Occidental Chemical Corporation.

Mr. Hirl became President and Chief Operating Officer of Occidental Chemical Corporation in 1983 and its Chief Executive Officer in 1991. He was elected an Executive Vice President of Occidental in 1984. Before joining Occidental, he was Senior Vice President of the Chemicals Group of Olin Corporation, where he was responsible for all business units. During a 23-year career with Olin, Mr. Hirl held a number of management positions, including Vice President of Administration and Vice President and General Manager of the company's industrial chemicals department. Mr. Hirl is a graduate of the University of Iowa, where he received a B.L.S. degree in liberal arts. Mr. Hirl is Chairman of the Board of the Chlorine Chemistry Council and is an appointed member of the Industry Policy Advisory Committee (IPAC), jointly administered by the Office of the U.S. Trade Representative and the Department of Commerce. He is a past Chairman of the Board of the Chemical Manufacturers Association, the American Plastics
Council, the Chlorine Institute and the Society of Chemical Industry, American Section. He is a director of Armand Products Company, Clean Sites, Texas Taxpayers and Research Association, The Dallas Citizens Council, The Dallas Together Forum and The Science Place, Dallas.

(PHOTOGRAPH OF JOHN W. KLUGE)
JOHN W. KLUGE, 82                             Director since 1984
Chairman of the Board
and President of
Metromedia Company,
New York, New York.

Mr. Kluge has been Chairman of the Board and President of Metromedia Company since 1986. Metromedia Company is a diversified investment partnership with activities in telecommunications, food services, robotic painting and computer software. Mr. Kluge is a director of Metromedia International Group, Inc., The Bear Stearns Companies Inc., Conair Corporation, PON Holding Corp. and Metromedia Steakhouses Company, L.P. He is a Governor of the New York College of Osteopathic Medicine, a Trustee of the Preventive Medicine Institute-Strang Clinic and a member of the Advisory Committee of The Chase Manhattan Corporation.

(PHOTOGRAPH OF RODOLFO SEGOVIA)
RODOLFO SEGOVIA, 60                           Director since 1994
President and Chief Executive Officer of
Polipropileno del Caribe, S.A.
Bogota, Colombia.

Since August 1996, Mr. Segovia has served as the President and Chief Executive Officer of Polipropileno del Caribe, S.A., a manufacturer of polypropylene. From 1994 to 1996 and from 1986 to 1990, he served as the Managing Partner of Inversiones Sanford S.A., where he continues to serve on the Executive Committee. Inversiones Sanford is a conglomerate with interests in, among other things, the manufacture of wire and cable, polyvinyl chloride resins and compounds, and stabilizers and other specialty chemicals for the plastic industry. He was a Senator of the Republic of Colombia from 1990 to 1993 and the Minister of Public Works and Transportation for the Republic of Colombia from 1985 to 1986. He was

President  of  Empresa  Colombiana  de  Petroleos  from  1982  to
1985 and prior to that spent 17 years with Petroquimica Colombiana, S.A. in a number of management positions, including President. Mr. Segovia has a B.S. in Chemical Engineering from the Massachusetts Institute of Technology, an M.A. in Latin American History from the University of California, Berkeley, and a Certificate in Economic Development from the French IRFED institute. He is a member of the Colombian Academy of History and a trustee of the University of Los Andes. He has been a lecturer at the War College (Colombia) since 1981 and is the author of The Fortifications of Cartagena de Indias, Strategy and History. Mr. Segovia is a recipient of the Colombia Distinguished Engineers Award and the Order of Merit of the French Republic.

  Committee: Environmental, Health and Safety.

                      CONTINUING DIRECTORS
                            -------

(PHOTOGRAPH OF EDWARD P. DJEREJIAN)
EDWARD P. DJEREJIAN, 57                       Director since 1996
Director-James A. Baker III Institute           Term expires 1998
for Public Policy at Rice University,
Houston, Texas.

Ambassador Djerejian assumed the position as the founding Director of the James A. Baker III Institute for Public Policy at Rice University in 1994. His career in foreign service has spanned the administrations of eight U.S. Presidents. Ambassador Djerejian served President Clinton as the United States Ambassador to Israel from 1993 to 1994, both President Bush and President Clinton as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and President Reagan and President Bush as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian also served as Deputy Assistant Secretary of Near Eastern and South Asian Affairs from 1986 to 1988 and Deputy Chief of the U.S. mission to the Kingdom of Jordan from 1981 to 1984. In 1985, he was assigned to the White House as Special Assistant to the President and Deputy Press Secretary for Foreign Affairs. Ambassador Djerejian is also an expert in Soviet and Russian affairs and, from 1979 to 1981, was assigned to the U.S. Embassy in Moscow, where he headed the political section. Ambassador Djerejian joined the Foreign Service in 1962, after serving in the United States Army as a First Lieutenant in the Republic of Korea between 1961 and 1962. In addition to his assignments in Moscow and Amman, he served as a political officer in Beirut, Lebanon from 1966 to 1969 and Casablanca, Morocco from 1969 to 1972. Between 1975 and 1977 he was assigned as U.S. Consul General in Bordeaux, France.

Ambassador Djerejian graduated with a Bachelor of Science from the School of Foreign Service at Georgetown University in 1960. He received an Honorary Doctorate in the Humanities from his alma mater in 1992. Ambassador Djerejian is a member of the Board of Directors of Global Industries, Inc. Ambassador Djerejian received the Presidential Distinguished Service Award in 1994, the Department of State's Distinguished Honor Award in 1993 and numerous other honors, including the President's Meritorious Service Award in 1988, the Ellis Island Medal of Honor in 1993, and the Anti-Defamation League's Moral Statesman Award in 1994. He is a member of the Council on Foreign Relations, The Asia Society, Business Council for International Understanding, International Institute for Strategic Studies and The Bretton Woods Committee.

(PHOTOGRAPH OF SENATOR ALBERT GORE, SR.)
SENATOR ALBERT GORE, Sr., 88                  Director since 1972
Former Executive Vice President                 Term expires 1999
of Occidental; Former United States Senator.

Senator Gore was a United States Congressman for 14 years and a Senator for 18 years. Thereafter, Senator Gore and his wife, Pauline, were in the private practice of law with offices in Washington, D.C., Nashville, Tennessee and Los Angeles, California. He was elected an Executive Vice President of Occidental and Chairman of the Board of Occidental's subsidiary Island Creek Coal Company in September 1972. He held these positions until August 1983. As a legislator, he was a leader in the development of atomic weapons programs, nuclear energy, foreign relations, international trade and taxation. As a member of the Joint Committee on Atomic Energy, the Finance Committee and the Foreign Relations Committee, he coauthored the Gore-Holifield Bill relating to the development of nuclear power and the Gore-Fallon Interstate Highway Bill and was a leader and author of several international trade amendments and bills. President Kennedy appointed Senator Gore as a delegate to the United Nations where he succeeded in negotiating an agreement on outer space between the United States and the former Soviet Union. Since retiring from Occidental, Senator Gore has served on the faculty of Vanderbilt University and was a visiting scholar at the Kennedy Institute of Harvard University, University of California, Davis, and other institutions. Among other literary undertakings, he is the author of two books: The Eye of the Storm and Let the Glory Out. He is now active as a businessman in real estate, cattle, automobiles, antique mall ventures and other commercial undertakings.

(PHOTOGRAPH OF DR. RAY R. IRANI)
DR. RAY R. IRANI, 62                          Director since 1984
Chairman of the Board and Chief                 Term expires 1998
Executive Officer of Occidental; Chairman of the Board of Canadian Occidental Petroleum Ltd.

Dr. Irani is the Chairman and Chief Executive Officer of Occidental, having served as Chairman, President and Chief Executive Officer of Occidental from 1990 until 1996. He has been a director of the corporation since 1984. He was President and Chief Operating Officer of Occidental from 1984 to 1990 and before that was an Executive Vice President of the corporation. Dr. Irani joined the Occidental organization in 1983 as Chairman and Chief Executive Officer of Occidental Chemical Corporation. He has been Chairman of the Board of Canadian Occidental Petroleum Ltd. since 1987. From 1973 until he joined Occidental, Dr. Irani held various positions with Olin Corporation and ultimately served as President and Chief Operating Officer of Olin Corporation and as a member of that firm's Board of Directors.

  Dr. Irani received a B.S. degree in chemistry from the American University of Beirut in 1953 and a Ph.D. in physical chemistry from the University of Southern California in 1957. He holds 50 U.S. patents and more than 100 foreign patents, is the author of the book Particle Size and has published more than 50 technical papers.

  Dr. Irani is a director of the National Association of Manufacturers, the American Petroleum Institute, the National Committee on United States-China Relations, the Jonsson Cancer Center Foundation/UCLA, Cedars Bank and Kaufman and Broad Home Corporation. He is a member of the National Petroleum Council, the American Institute of Chemists, Inc., the American Chemical Society, the Scientific Research Society of America, the Industrial Research Institute, The Conference Board, the CEO Roundtable and the U.S.-Russia Business Council. He is a trustee of the University of Southern California and serves on the CEO Board of Advisors of the University's School of Business Administration. He also is a trustee of St. John's Health Center Foundation and the American University of Beirut and is a member of the Board of Governors of Town Hall and the World Affairs Council.

  Dr. Irani was the recipient of the American Institute of Chemists' 1983 Honorary Fellow Award, Polytechnic University's 1988 Creative Technology Award and the Chemical Marketing Research Association's 1990 Man of the Year Award. He received the B'nai B'rith 1991 International Corporate Achievement Award and, in 1992, the CEO of the Year Bronze Award from Financial World magazine and the Americanism Award from the Boy Scouts of America. He also received the 1994 Distinguished Service Award presented by the American Jewish Committee and, in 1995, was selected by The Wall Street Transcript as its silver honoree.

  Dr.  Irani  was appointed in 1994 by President Clinton  to  the
President's   Export  Council,  the  premier  national   advisory
committee on international trade. Dr. Irani is the only appointee to the Council from the energy and chemical industries.

  Committee: Executive (Chairman).

(PHOTOGRAPH OF DR. DALE R. LAURANCE)
DR. DALE R. LAURANCE, 51                      Director since 1990
President and Senior Operating Officer          Term expires 1998
of Occidental.

Dr. Laurance has been President of Occidental since 1996 and Senior Operating Officer and a director of Occidental since 1990. He joined Occidental in 1983 as a Vice President of Occidental Chemical Corporation and was elected Vice President of Operations of Occidental in 1984. He is also a Director of Canadian Occidental Petroleum Ltd., Jacobs Engineering Group Inc., Leslie's Poolmart Inc., The Armand Hammer Museum of Art and
Cultural Center, Inc., Chemical Manufacturers Association, American Petroleum Institute, U.S.-Arab Chamber of Commerce, Boy Scouts of America-Western Los Angeles County Council and a member of the Advisory Board of the Chemical Heritage Foundation. He is a past Chairman of the Advisory Board for the Department of Chemical and Petroleum Engineering at the University of Kansas and is a recipient of the Distinguished Engineering Service Award from the School of Engineering at the University of Kansas. Dr. Laurance has served as a Managing Director of the Joffrey Ballet Company.

  Committee: Executive.



(PHOTOGRAPH OF IRVIN W. MALONEY)
IRVIN W. MALONEY, 66                          Director since 1994
President and Chief Executive Officer           Term expires 1998
of Dataproducts Corporation,
Simi Valley, California.

Mr. Maloney has been President and Chief Executive Officer since April 1992 of Dataproducts Corporation of Simi Valley, California, which designs, manufactures and markets a complete line of impact and nonimpact printers and supplies for computers. He joined Dataproducts in 1988 and was elected President and Chief Operating Officer in October 1991. Prior to joining Dataproducts, Mr. Maloney had served for three years as an Executive Vice President of Contel Corporation and President of Contel's information systems sector; was General Manager of Harris Corporation's customer support and national accounts divisions; and spent 27 years in various management positions with International Business Machines, lastly as Vice President of western field operations. He is affiliated with the Center for Corporate Innovation.

  Committees: Audit; Compensation.



(PHOTOGRAPH OF GEORGE O. NOLLEY)
GEORGE O. NOLLEY, 81                          Director since 1983
Ranching and Investments.                       Term expires 1999

Mr. Nolley has been engaged in ranching and farming since 1961. He was a founder, officer and director of The Permian Corporation, which was subsequently (from 1965 to 1983) a wholly owned subsidiary of Occidental, and he was a director of Cities Service Company when Occidental acquired that company in 1982.

  Committees:    Audit   (Chairman);   Compensation   (Chairman);
Environmental, Health and Safety; Investment.

(PHOTOGRAPH OF JOHN F. RIORDAN)
JOHN F. RIORDAN, 61                           Director since 1991
Executive Vice President of Occidental;         Term expires 1999
President, Chief Executive Officer
and a Director of MidCon Corp.

Mr. Riordan became Chief Executive Officer of MidCon Corp., which conducts Occidental's natural gas transmission business, in 1990 and was elected an Executive Vice President of Occidental in 1991. He has been President and a director of MidCon Corp. since 1988. Mr. Riordan joined Occidental's chemical division in 1958. From 1987 to 1988, he was President and a director of the company that was the natural gas liquids affiliate of Occidental Oil and Gas Corporation. He was Executive Vice President and a director of OXY USA Inc. and Executive Vice President of Occidental Oil and Gas Corporation from 1986 to 1988. Mr. Riordan has a B.S. degree in chemistry from Niagara University and an M.B.A. degree from the State University of New York at Buffalo. Mr. Riordan is Chairman of the Gas Research Institute and serves on the board of the Interstate Natural Gas Association of America. He is a director of the Chicagoland Chamber of Commerce and a governing member of the Orchestral Association in Chicago.

(PHOTOGRAPH OF AZIZ D. SYRIANI)
AZIZ D. SYRIANI, 54                           Director since 1983
President and Chief                             Term expires 1998
Operating Officer, The Olayan
Group of Companies.

Mr. Syriani has served since 1978 as the President and Chief Operating Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. He has been associated with The Olayan Group since 1973, first as outside legal counsel and then as a full time executive in 1976. Mr. Syriani obtained his L.L.M. degree from Harvard Law School. Mr. Syriani is a director of Credit Suisse, F.B.

  Committees: Investment (Chairman); Nominating.

(PHOTOGRAPH OF ROSEMARY TOMICH)
ROSEMARY TOMICH, 59                           Director since 1980
Owner, Hope Cattle Company and A. S. Tomich     Term expires 1999
Construction Company; Chairman of the Board of Directors and Chief Executive Officer,
Livestock Clearing Inc.

Miss Tomich has been owner of the Hope Cattle Company, a feeding operation, since 1958. Since 1970, she has been the owner of the
A. S. Tomich Construction Company in Los Angeles, California. Miss Tomich is a Trustee of the Salk Institute for Biological Studies, a director of the Betty Clooney Foundation for Persons with Brain Injury, a director of Continental Culture Specialists Inc., a member of the Advisory Board of the University of Southern California School of Business Administration, a member of the President's Corporate Cabinet of the California Polytechnic State University San Luis Obispo and a Trustee of the UCLA Foundation.

  Committees:   Executive;  Audit;  Compensation;  Environmental,
Health and Safety (Chairperson); Investment.

 INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
                            -------
  The Board of Directors has established an Executive Committee, consisting of Dr. Irani, as Chairman, Mr. Groman, Dr. Laurance and Miss Tomich, which, to the extent permitted by law, exercises the powers of the Board with respect to the management of the business and affairs of Occidental between Board meetings. The Executive Committee held no meetings during 1996 and acted four times by unanimous written consent in lieu of a meeting. The Board has also established standing Audit; Compensation; Nominating; Environmental, Health and Safety; and Investment Committees.



  The Audit Committee, consisting of Mr. Nolley, as Chairman, Miss Tomich and Mr. Maloney, selects the firm of independent public accountants that audits the consolidated financial statements of Occidental and its subsidiaries, discusses the scope and results of the audit with the accountants, discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's financial controls with the accountants and with management and discusses the results of internal  audits  with management. The Audit  Committee  held  15 meetings in 1996.



  The Compensation Committee, consisting of Mr. Nolley, as Chairman, Mr. Maloney and Miss Tomich, administers Occidental's incentive plans, including the Incentive Compensation Plan, the Executive Long-Term Incentive Stock Purchase Plan and the Stock Option Plans, and reviews the annual compensation of the senior officers of Occidental. The Compensation Committee held five meetings in 1996. The Compensation Committee's report on executive compensation begins at page 18.

  The Nominating Committee, consisting of Mr. Groman, as Chairman, and Mr. Syriani, recommends candidates for election to the Board. The Nominating Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental for transmission to the Nominating Committee and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, are subject to receipt by Occidental of notice of the proposed nomination not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Additional information is also required as specified in Occidental's By-laws, a copy of which may be obtained from Occidental upon request. The Nominating Committee held one meeting in 1996.

  The Environmental, Health and Safety Committee, consisting of Miss Tomich, as Chairperson, and Messrs. Nolley and Segovia, reports to the Board on environmental, health and safety matters; reviews all environmental and safety audits; and monitors significant environmental, health and safety issues. The Environmental, Health and Safety Committee held six meetings in 1996.

  The Investment Committee, consisting of Mr. Syriani, as Chairman, Mr. Nolley and Miss Tomich, reviews and makes written recommendations to the Board related to significant business activities outside the areas of Occidental's primary business operations (oil and gas, gas transmission and chemicals) or domestic coal. Although there were no matters for its consideration, the Investment Committee acted twice by unanimous written consent and held two meetings in 1996.

  The  Board of Directors held six regular meetings during  1996.
Each director, except Mr. Kluge, attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which he or she was a member.

  Non-employee directors are paid a monthly retainer at the annual rate of $25,000, plus $1,000 for each meeting of the Board of Directors or of its committees they attend and, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, receive an annual grant of 250 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chairs. During 1996, two directors also received $1,000 for attending the sole meeting of the directors of the Occidental Petroleum Charitable Foundation, Inc.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                             -------
  As noted above, the current members of the Compensation Committee are Messrs. Nolley and Maloney and Miss Tomich. None of the members of the Compensation Committee served as a member of the compensation committee or other board committee performing similar functions of any other entity in 1996.

                   RELATED PARTY TRANSACTIONS
                             -------
  For many years, Occidental and certain of its subsidiaries have used the services of various attorneys, including Mr. Groman, at the law firm of Mitchell, Silberberg & Knupp, of which Mr. Groman is a senior partner. During 1996, Occidental and such subsidiaries paid the firm approximately $865,000 for legal services and disbursements. In addition, Occidental has entered into a consultation agreement with Mr. Groman pursuant to which he will render consulting services for a term of seven years after he ceases to be a director for annual compensation during such term of $25,000, with one-half of such compensation payable to designated beneficiaries for the balance of such term if he dies prior to its expiration.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
                              -------
  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers and directors are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of such reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 1996, all of its executive officers and directors complied with the Section 16(a) requirements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

  On February 28, 1997, the beneficial owners shown below were the only persons known to Occidental to be the beneficial owner of five percent or more of any class of the outstanding voting securities of Occidental. As explained above under "Voting Rights and Votes Required," Convertible Preferred Stock and Common Stock vote together as a class. Accordingly, the voting power of each of the beneficial owners of Convertible Preferred Stock shown below is less than one percent of the combined class of Convertible Preferred Stock and Common Stock.

_________________________________________________________________
                                       Amount and
                                       Nature of
Title of      Name and Address         Beneficial      Percent of
Class         of Beneficial Owner      Ownership         Class
_________________________________________________________________
Common Stock   FMR Corp.               36,852,427(1)      11.2%
               82 Devonshire Street
               Boston, Massachusetts
                               02109

$3.875         Lamar Hunt Trust         1,241,448(2)      34.4%
Convertible    Estate
Voting         1601 Elm Street,
Preferred      Suite 1962
               Dallas, Texas 75201

$3.875         Nelson Bunker Hunt       1,170,732(2)      32.5%
Convertible    Trust Estate
Voting         500 Akard, Suite 3500
Preferred      Dallas, Texas 75201

$3.875         William Herbert          1,194,304(2)      33.1%
Convertible    Hunt Trust Estate
Voting         1602 Elm Street,
Preferred      Suite 3900
               Dallas, Texas 75201
_________________________________________________________________

  (1) Pursuant to the Schedule 13G filed as of February 12, 1997, with Securities and Exchange Commission, FMR Corp. has sole voting power for 2,403,162 shares and sole investment power for 36,852,427 shares. The number of shares of Common Stock includes 1,415,967 shares resulting from the assumed conversion of 644,500 shares of Occidental's $3.875 Convertible Preferred Stock and 3,139,948 shares resulting from the assumed conversion of
1,778,000  shares  of Occidental's $3.00 CXY-Indexed  Convertible
Preferred Stock.

  (2) Occidental has been advised that the owner has sole voting and investment power with respect to the shares listed above.

  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 28, 1997, by the five highest-paid executive officers, the directors of Occidental, David R. Martin, who retired as a director and an executive officer in September 1996, and all executive officers and directors as a group.

-----------------------------------------------------------------
                                Amount and
                                Nature of
         Name of                Beneficial              Percent
         Beneficial Owner       Ownership(1)           of Class
_________________________________________________________________
         Ray R. Irani            1,774,320                (2)
         Dale R. Laurance          312,304                (2)
         J. Roger Hirl             219,781                (2)
         David R. Martin           175,680                (2)
         John F. Riordan           208,928(3)             (2)
         John S. Chalsty             5,000                (2)
         Edward P. Djerejian           375                (2)
         Albert Gore, Sr.           34,337(4)             (2)
         Arthur Groman              17,450                (2)
         John W. Kluge           1,020,250                (2)
         Irvin W. Maloney            1,750                (2)
         George O. Nolley            2,280                (2)
         Rodolfo Segovia             6,323(5)             (2)
         Aziz D. Syriani             1,450                (2)
         Rosemary Tomich             4,950                (2)
         Donald P. de Brier         86,605                (2)

         All executive
         officers and            4,743,774(6)            1.4%
         directors as a
         group (28 persons)
_________________________________________________________________

  (1) Does not include shares acquired after December 31, 1996, under the Occidental Petroleum Corporation Savings Plan or the Dividend Reinvestment Plan. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 625,095 shares held by Dr. Irani, 81,615 shares held by Dr. Laurance, 44,763 shares held by Mr. Hirl, 38,673 shares held by Mr. Riordan, 25,874 shares held by Mr. de Brier and 37,663 shares held by Mr. Martin, for which investment power had not vested pursuant to the Occidental Petroleum Corporation Executive Long-Term Incentive Stock Purchase Plan (the "Stock Purchase Plan"), the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "1995 Stock Plan") or the Occidental Petroleum Corporation Savings Plan (the "Savings Plan") and 175 shares held by Mr. Djerejian, 250 shares held by Mr. Gore, 450 shares held by Mr. Groman, 250 shares held by Mr. Kluge, 250 shares held by Mr. Maloney, 650 shares held by Mr. Nolley, 250 shares held by Mr. Segovia, 450 shares held by Mr. Syriani and 450 shares held by Ms. Tomich, for which investment power has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors. Shares shown also include the following shares subject to options exercisable on February 28, 1997, or becoming exercisable within 60 days thereafter: Dr. Irani, 933,334 shares; Dr. Laurance, 180,000 shares; Mr. Hirl, 143,334 shares; Mr. Riordan, 128,334 shares; Mr. de Brier, 60,000 shares and Mr. Martin, 96,667 shares.

  (2)    Less than one percent.

  (3) Holdings include 100 shares held by Mr. Riordan's wife, as to which Mr. Riordan disclaims any beneficial ownership.

  (4)    Holdings  include  5,500 shares held by  Senator  Gore's
wife,   as   to  which  Senator  Gore  disclaims  any  beneficial
ownership.

  (5) Holdings include 5,000 shares held by Mr. Segovia as trustee for the benefit of his children.

  (6) Holdings include 2,126,406 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on February 28, 1997, or becoming exercisable within 60 days thereafter, as well as 998,043 shares issued pursuant to the Stock Purchase Plan, the 1995 Stock Plan or the Savings Plan for which investment power had not vested.

                     EXECUTIVE COMPENSATION

                       COMPENSATION TABLES
                             -------

  Set  forth  below are tables showing: (1) in summary form,  the compensation paid, for the years shown in the table, to Dr. Irani, the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 1996, and Mr. Martin, who retired as a director and an executive officer in September 1996; (2) the options and stock appreciation rights granted to such executives in 1996; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives and (4) long-term incentive plan awards granted to such executives in 1996.


                                        SUMMARY COMPENSATION TABLE
__________________________________________________________________________________________________________

                                                        Long-Term Compensation
                        Annual Compensation                     Awards
                        -------------------             ----------------------
                                               Other                            Securities
                                               Annual           Restricted      Underlying     All Other
Name and                                       Compensa-          Stock          Options/       Compen-
Principal              Salary       Bonus      tion(1)          Awards(2)         SARs          sation
Position       Year     ($)          ($)         ($)               ($)             (#)            ($)
__________________________________________________________________________________________________________
Ray R. Irani
Chairman and   1996    $1,900,000   $872,000   $1,236,958(3)   $2,611,666       200,000       $138,905(4)
Chief Execu-   1995    $1,900,000   $872,000     $998,209(3)   $2,459,444       200,000       $122,714(4)
tive Officer   1994    $1,900,000   $872,000     $666,696(3)   $2,326,869       150,000       $120,874(4)

Dale R.
Laurance,      1996      $860,000   $700,000            0        $164,010        85,000       $207,358(5)
President and  1995      $820,000   $620,000            0        $394,991        45,000       $183,002(5)
Senior Oper-   1994      $790,000   $365,000            0        $375,003        30,000       $181,131(5)
ating Officer

J. Roger Hirl, 1996      $565,000   $255,000     $132,169(6)       $98,090       50,000        $98,624(7)
Executive Vice 1995      $545,000   $420,000            0         $214,002       35,000        $90,689(7)
President      1994      $530,000   $210,000            0         $210,001       20,000        $87,881(7)

John F.        1996      $565,000   $430,000            0          $98,090       50,000       $135,178(9)
Riordan,       1995      $545,000   $335,000            0         $209,998       35,000       $127,600(9)
Executive      1994      $525,000   $210,000      $55,391(8)      $160,004       20,000       $122,048(9)
Vice
President

Donald P.      1996      $460,000   $360,000            0          $79,194       40,000        $73,462(11)
de Brier,      1995      $440,000   $335,000            0         $167,995       30,000        $70,192(11)
Executive      1994      $413,333   $168,000      $80,389(10)     $160,004       20,000        $65,762(11)
Vice President,
General Counsel
and Secretary

David  R.      1996      $565,000          0            0          $98,090       50,000       $424,212(12)
Martin,        1995      $545,000   $390,000            0         $209,998       35,000       $147,914(12)
(Retired)      1994      $525,000   $260,000            0         $200,005       20,000       $139,231(12)
____________________________________________________________________________________________________________


                                     12



     (1) None of the executive officers listed received perquisites or other personal benefits, securities or property that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officer, other than Mr. Hirl (in 1996 only)
Mr. Riordan (in 1994 only) and Mr. de Brier (1994 only),for whom such information is included in footnotes (6), (8) and (10), respectively.


     (2) Includes awards made in January 1996 to each of the executive officers listed pursuant to the Occidental Petroleum
Corporation 1995 Incentive Stock Plan, subject to a four-year restricted period. During the restricted periods, dividends are paid on the shares awarded. As of December 31, 1996, Dr. Irani held 524,853 shares of restricted stock, having a value of $12,268,439; Dr. Laurance 72,310 shares, having a value of $1,690,246; Mr. Hirl 40,412 shares, having a value of $944,630;
Mr.  Riordan  34,321 shares, having a value of $802,253;  Mr.  de
Brier  21,844 shares, having a value of $510,604 and  Mr.  Martin
37,663 shares, having a value of $880,373.

     (3)    Includes  for  1996,  1995  and  1994,  respectively:
$1,215,472, $981,704 and $647,136 of reimbursements, pursuant  to
Dr.   Irani's   employment  agreement,  for  state   income   tax
expenditures; $20,486,  $15,505  and  $18,506 for club  dues; and
$1,000, $1,000 and $1,000 for tax preparation services.

     (4)    Includes  for  1996,  1995  and  1994,  respectively:
$107,666,  $93,985  and $94,233 of director's  fees  paid  by  an equity investee of Occidental; $6,750, $6,750 and $6,750 credited pursuant  to  the Occidental Petroleum Corporation  Savings  Plan
(the "Savings Plan"); and $24,489, $21,979 and $19,891 of accrued interest on deferred compensation.
     (5)    Includes  for  1996,  1995  and  1994,  respectively:
$59,373, $47,036 and $50,439 of director's fees paid by an equity investee  of  Occidental;  $6,750,  $6,750  and  $6,750  credited pursuant  to  the  Savings  Plan; $14,250,  $14,250  and  $14,250
credited   pursuant  to  the  Occidental  Petroleum   Corporation
Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for  salaried
employees   of   Occidental  and  certain  of  its  subsidiaries;
$117,765,  $111,240  and  $106,320  credited  pursuant   to   the
Occidental  Petroleum  Corporation Senior Executive  Supplemental
Retirement  Plan (the "Senior Retirement Plan");  a  nonqualified plan that was established to provide designated senior executives of  Occidental  and  its  subsidiaries with  benefits  that  will compensate them for certain limitations imposed by federal law on contributions  that may be made pursuant to the  Retirement  Plan and  Savings  Plan;  and  $9,220, $3,726 and  $3,372  of  accrued interest on deferred compensation.
     (6)   Includes for 1996: $99,034 for personal use of company
aircraft,  $16,436  for  tax  and  financial  planning  services,
$14,411 for club dues and $2,288 for automobile maintenance.
     (7)  Includes for 1996, 1995 and 1994, respectively: $6,750,
$6,750 and $6,750 credited pursuant to the Savings Plan; $12,750,
$12,750  and  $12,750 credited pursuant to the  Retirement  Plan;
$70,590,  $67,365  and $64,920 credited pursuant  to  the  Senior
Retirement  Plan;  and  $8,534,  $3,824  and  $3,461  of  accrued interest on deferred compensation.
     (8)  Includes for 1994: $53,182 for personal use of  company aircraft and $2,209 for tax preparation services.

     (9)  Includes for 1996, 1995 and 1994, respectively: $6,750,
$6,750  and  $6,750   credited  pursuant  to  the  Savings  Plan;
$10,378, $12,750 and $12,750 credited pursuant to  the Retirement
Plan;  $101,211, $94,615  and  $90,345  credited  pursuant to the
Senior Retirement Plan;  and  $16,839,  $13,485  and  $12,203  of
accrued interest on deferred compensation. Mr. Riordan is also  a participant in the MidCon  Corp. Employee  Stock Ownership  Plan.
The value of the share allocation made as of December 31, 1996 is not available as of the date hereof.


     (10)  Includes   for   1994:  $75,871 in connection with his
relocation  from  London,  England; $2,003 for club dues;  $1,515 for  life  insurance  premiums;  and $1,000  for tax  preparation services.

     (11) Includes for 1996, 1995 and 1994, respectively: $6,750,
$6,750 and $6,750 credited pursuant to the Savings Plan; $14,250,
$14,250 and $14,250 credited pursuant to the Retirement Plan; and
$52,462, $49,192  and  $44,762  credited  pursuant  to the Senior
Retirement Plan.
     (12)  Includes for 1996, 1995 and 1994, respectively, unless otherwise noted: $23,414, $33,799 and $29,527 of director's  fees paid  by  an  equity investee of Occidental; $6,750,  $6,750  and
$6,609  credited  pursuant to the Savings Plan; $12,750,  $12,750 and  $13,109  credited pursuant to the Retirement Plan;  $98,798,
$94,615  and  $89,986 credited pursuant to the Senior  Retirement
Plan  and  $282,500  (1996  only) paid  upon  his  retirement  in satisfaction  of  incentive compensation claims.  The  consulting agreement  entered  into with Mr. Martin  at  his  retirement  is described below under "Employment Contracts."



                    OPTION/SAR GRANTS IN 1996
_______________________________________________________________________________


             Number
               of         % of Total
          Securitites     Options/SARs   Exercise
          Underlying      Granted to        or                      Grant Date
         Options/SARs     Employees      Base Price    Expiration     Present
Name     Granted (#)(1)    in 1996      ($/Share)(2)   Date(3)    Value ($)(4)
_______________________________________________________________________________
Ray R.           4,102         0.3%         $24.375    07/10/2006     $21,043
Irani          195,898        14.7%         $24.375    07/10/2006  $1,004,957


Dale R.          4,102         0.3%         $24.375    07/10/2006     $21,043
Laurance        80,898         6.1%         $24.375    07/10/2006    $415,007

J. Roger         4,102         0.3%         $24.375    07/10/2006     $21,043
Hirl            45,898         3.4%         $24.375    07/10/2006    $235,457

John F.          4,102         0.3%         $24.375    07/10/2006     $21,043
Riordan         45,898         3.4%         $24.375    07/10/2006    $235,457

Donald P.        4,102         0.3%         $24.375    07/10/2006     $21,043
de Brier        35,898         2.7%         $24.375    07/10/2006    $184,157

David R.         4,102         0.3%         $24.375    07/10/2006     $21,043
Martin          45,898         3.4%         $24.375    07/10/2006    $235,457
_______________________________________________________________________________
(1)      Each   of  the  named  executive  officers  received   a
simultaneous grant of Incentive Stock Options ("ISOs")  and  Non-
Qualified  Stock Options ("NQSOs"). The number of ISOs is  listed first  in the foregoing table, and the number of NQSOs is  listed second.  The options were granted subject to a three-year vesting period,  with  approximately one-third  of  the  options  granted
becoming   exercisable  each  year  commencing   on   the   first
anniversary   of  the  grant  date  and  ending  on   the   third
anniversary. The exercisability of the options may be accelerated in  the event Occidental disposes of all or substantially all  of its  assets  or Occidental's stockholders dispose  of  or  become obligated  to dispose of 50 percent or more of the capital  stock of  Occidental,  in  either  case by means  of  a  sale,  merger, reorganization  or  liquidation in one or  a  series  of  related transactions. No stock appreciation rights were granted in 1996.
  (2)     The  exercise  price  and tax  withholding  obligations
related  to  exercise may be paid by delivery  of  already  owned shares  or by offset of the underlying shares, subject to certain conditions.
  (3)     The  ISOs and the NQSOs were granted for  terms  of  10
years, in each case subject to earlier termination upon the termination of an optionee's employment or retirement.
  (4) Options are granted at market price on the day of the grant. The proxy rules require that either potential realizable values at assumed annual stock price appreciation rates or present values at the grant date be assigned to options.
Occidental has chosen a present value method known as the "Black-
Scholes option pricing model." The assumptions used to arrive at the values shown were as follows: expected volatility-23.92%, risk-free rate of return-6.79%, dividend yield-4.2% and time of exercise-five years. The choice of the Black-Scholes valuation method does not reflect any belief by Occidental's management that such method, or any other valuation method, can accurately assign a value to an option at the grant date.

             AGGREGATED OPTION/SAR EXERCISES IN 1996
             AND DECEMBER 31, 1996 OPTION/SAR VALUES
_______________________________________________________________________________
                                        Number of
                                        Securities           Value of
                                        Underlying         Unexercised
              Shares                   Unexercised         In-the-Money
             Acquired                  Options/SARs        Options/SARs
                on       Value         at 12/31/96         at 12/31/96
             Exercise   Realized       Exercisable/        Exercisable/
Name           (#)        ($)         Unexercisable       Unexercisable
_______________________________________________________________________________

Ray R.          0          0             616,668           $2,041,672
Irani                                    183,332             $314,578


Dale R.         0          0             115,001             $366,881
Laurance                                  39,999              $63,744


J. Roger        0          0              85,001             $272,921
Hirl                                      29,999              $43,330

John F.         0          0              85,001             $272,921
Riordan                                   29,999              $43,330

Donald P.       0          0              43,334             $108,337
de Brier                                  26,666              $44,163

David R.        0          0              38,334              $67,919
Martin                                    29,999              $43,330
_______________________________________________________________________________


           LONG-TERM INCENTIVE PLAN--AWARDS IN 1996(1)
_______________________________________________________________________________


                          Performance     Estimated Future Payouts Under
            Number of       or Other       Non Stock Price-Based Plans
             Shares,        Period
             Units or        Until
              Other        Maturation     Threshold      Target       Maximum
              Rights         or             (# of        (# of        (# of
Name           (#)         Payout          shares)       shares)      shares)
_______________________________________________________________________________
Ray R.          0                _             _             _            _
Irani

Dale R.    15,345          4 years             0        15,345       26,853
Laurance

J. Roger    9,434          4 years             0         9,434       16,509
Hirl

John F.     9,434          4 years             0         9,434       16,509
Riordan

Donald P.   7,616          4 years             0         7,616       13,328
de Brier

David R.    9,434          4 years             0         9,434       16,509
Martin
_______________________________________________________________________________

(1) Performance Stock Awards were made in January 1996 pursuant to the Occidental Petroleum Corporation 1995 Incentive Stock Plan. The number of shares received at the end of the performance period will depend on the attainment of performance objectives based on a peer company comparison of total stockholder return. Depending on the company's ranking among its peers, the grantees receive shares of Common Stock in an amount ranging from 0% to 175% of the Target Share Award. During the performance period, dividend equivalents are credited on the Target Shares in an amount equal to the per share dividend declared per share of Common Stock and cash equal to the divided equivalent is paid to the grantees.

                      EMPLOYMENT CONTRACTS
                            -------
  Dr. Irani has an employment agreement, dated November 16, 1991, providing for: (1) an annual salary of not less than $1,900,000, (2) an annual bonus equal to at least 60 percent of his salary, (3) an annual grant of shares of restricted stock not less in value than the amount of his salary plus one percent and
(4) an annual grant of stock options for at least 75,000 shares of Common Stock. The stated expiration date of the agreement is November 16, 1998, but the term of the agreement automatically extends to seven years from any point in time.

  Upon his retirement, Dr. Irani is to receive supplemental retirement benefits equal to 50 percent of the highest aggregate annual salary, bonus and restricted stock award (collectively, his "Aggregate Compensation") during his employment by Occidental (adjusted for the cost of living) for life, less the accrued benefits from Occidental's retirement plans. After his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his salary, the tax and financial planning services now generally available to Occidental executives and amounts to compensate him for the higher tax rates payable in California that have been paid to him since his move to California.

  In   the   event  of  Dr.  Irani's  death  while  employed   by
Occidental,  Occidental  is  required  to  pay  his   estate   or
designated beneficiary a lump sum equal to seven times his highest Aggregate Compensation while employed by Occidental. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to health and welfare benefits and to death benefits equal to 25 percent of his highest Aggregate Compensation while employed by Occidental. If the agreement is terminated by Occidental for any reason, Dr. Irani is entitled to receive, until the earlier of his death or the end of the remaining term, his salary and a minimum bonus (adjusted for the cost of living); his medical, welfare and life insurance benefits; his existing perquisites; his retirement benefits; and the vesting of his restricted stock and stock options. In the event Occidental ceases to be a publicly owned company with its Common Stock listed on the New York Stock Exchange or more than 35 percent of Occidental's outstanding Common Stock is acquired by any other corporation or other person or group (each such event being referred to as a "Change of Control"), Dr. Irani may terminate the agreement and elect to treat such termination as a termination by Occidental, and all of his restricted stock and stock options will vest or be paid for in cash. Occidental will hold Dr. Irani harmless from the effects of certain excise or other taxes payable by him by reason of his entitlements following a Change of Control.

  In September 1993, Dr. Laurance entered into an employment agreement with Occidental providing for an annual salary of not less than $790,000 with a stated expiration date of September 16, 2000, that automatically extends beyond such date so that the remaining term at any point in time is not less than two years. Dr. Laurance is eligible to retire after July 6, 2000, upon one year's written notice to Occidental. Upon retirement, Dr. Laurance is to receive an annual supplemental retirement benefit equal to his highest annual cash salary and bonus (his "Annual Cash Compensation") multiplied by a percentage (the "Benefit Percentage") beginning at 26 percent before July 6, 1994, and escalating by two percent on July 6, 1994, and on that date each year thereafter up to a maximum of 50 percent (adjusted for the cost of living) (his "Accrued Termination Benefit") less the amounts payable to him under the Occidental retirement plans; and, upon his death, his spouse, if any, will receive an annual amount equal to one half of the Benefit Percentage multiplied by his highest aggregate annual salary, cash bonus and restricted stock award (adjusted for the cost of living) (the "Spousal Benefit"). After his retirement after attaining age 55, or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to his salary and medical benefits no less favorable than he received prior to his retirement or termination and his restricted stock awards will continue to vest. In the event of Dr. Laurance's death while employed by Occidental, his designated beneficiary will receive an amount equal to the Spousal Benefit for a period equal to the longer of one year or the remainder of the life of Dr. Laurance's spouse at the time of his death. In addition, his beneficiary will receive the insurance and other benefits provided by Occidental to senior executives at the time of Dr. Laurance's death, including the restricted stock previously granted him. If Dr. Laurance's employment is terminated by Occidental as a result of incapacity or any other reason, he will receive (i) a lump-sum payment equal to twice his Annual Cash Compensation within 30 days following his termination and (ii) for the remainder of his life, his Accrued Termination Benefit less the amounts payable to him under the Occidental retirement and disability plans.

  Mr. de Brier has an employment agreement for a term expiring in July, 1998, providing for an annual salary of not less than $460,000. To compensate Mr. de Brier for relocating to Los Angeles, California, the agreement provides, among other things, that Occidental will reimburse him for his additional housing expenses up to a maximum of $35,000 for 1994, $26,250 for 1995, $17,500 for 1996 and $8,750 for 1997. In the event Occidental terminates Mr. de Brier without cause without two-years' notice, then Occidental will pay Mr. de Brier at his current base salary rate for a period equal to the shorter of two years or the remaining term of his agreement with Occidental.


   Mr. Hirl has an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $565,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan (the "LTD Plan"), Occidental will pay Mr. Hirl the difference between 60 percent of his annual salary and $120,000, the maximum annual LTD Plan benefit, for so long as he remains eligible to receive LTD Plan benefits. In the event Occidental terminates Mr. Hirl without cause without two-years' notice, then Occidental will pay Mr. Hirl at his current base salary rate for a period equal to the shorter of two years or the remaining term of his agreement with Occidental.

  Mr. Riordan has an employment agreement with Occidental for a term expiring in May 1997, providing for an annual salary of not less than $565,000. If Mr. Riordan's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under the LTD Plan, Occidental will pay Mr. Riordan the difference between 60 percent of his annual salary and $120,000, the maximum annual LTD Plan benefit, for so long as he remains eligible to receive LTD Plan benefits. In the event Occidental terminates Mr. Riordan without cause without two years' notice, then, in lieu of such notice and continued employment, Occidental will pay Mr. Riordan at his current base salary rate for a period equal to the shorter of two years or the remaining term of his agreement with Occidental.

  In connection with Mr. Martin's retirement from his executive and board positions with Occidental, Mr. Martin and Occidental entered into an agreement pursuant to which he has agreed to be available for services to Occidental for a term ending December 31, 2000. Under this agreement, Mr. Martin's then existing employment agreement was terminated. For his services, Mr. Martin will be compensated at the rate of $565,000 per year for the three-year period beginning September 12, 1996, and ending September 12, 1999, and at the annual rate of $20,000 for the balance of the term. In full satisfaction of any incentive compensation claim, Mr. Martin received a payment of 50 percent of his current annual base pay. During the term of the agreement, Mr. Martin will continue to be eligible to participate in certain employee benefit plans other than incentive plans and to vest in any stock options or other stock grants previously awarded to him.

              REPORT OF THE COMPENSATION COMMITTEE
                             -------
  The Compensation Committee of the Board of Directors (the "Committee") is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors who are neither current employees nor officers of the Company. This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.

                           PHILOSOPHY

  As   previously  stated,  Occidental's  executive  compensation programs are designed to attract and retain top-quality executive talent and also to provide incentives for them to strive to enhance stockholder value. The Committee believes that the compensation of Occidental's executives should:
  - be closely linked to business performance;
  - encourage stock ownership by executives to directly align executive interests with stockholder interests;
  - maintain an appropriate balance between base salary and annual and long-term incentive opportunities;
  - target a competitive total compensation level that is at or above the median pay levels of our peer companies; and
  - recognize and reward exceptional individual contributions to the success of the company.

  Occidental  is  firmly committed to the principle  of  pay-for-
performance,  and  programs  described  below  are   focused   on
increasing stockholder value by linking executive compensation to business performance.

                 EXECUTIVE COMPENSATION PROGRAMS

  Occidental's executive compensation programs are composed of three main elements:
 - Base salary
 - Annual incentives
 - Long-term incentives

  Base salary and annual cash incentives are designed to attract and retain top quality executives and to recognize individual performance and achievement of business objectives each year. The value of long-term incentives are directly linked to the performance of Occidental Common Stock and, therefore, to total stockholder return. Long-term incentives may take the form of stock options, stock appreciation rights, performance stock and restricted stock.

  In evaluating Occidental's executive compensation programs, the Committee solicits the services of independent compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in a number of compensation surveys each year that are conducted by third-party compensation consulting firms. These surveys are focused primarily on Occidental's peer companies, which, for the most part, consist of the major U.S. petroleum and chemical companies (including the companies within the peer group selected for the graphs presented under the subheading "Performance Graphs"). In addition, compensation data is also obtained from broad-based industry surveys of companies that are similar in size to Occidental.

                        CASH COMPENSATION

  In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Generally, base salaries are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position.

  Beginning in 1995, cash incentive awards are being granted under the Occidental Petroleum Corporation Executive Incentive Compensation Plan. Participation is determined by job level and is intended to reward individuals who have a significant impact on business performance. Under the Executive Incentive Compensation

Plan, 60% of a participant's award is based on the company's attainment of predetermined financial objectives and 40% is based on a subjective assessment of the participant's achievement of predetermined individual performance objectives and the participant's response to unanticipated challenges during the plan year.

                      LONG-TERM INCENTIVES

  With the adoption of the 1995 Incentive Stock Plan (the "1995 Stock Plan"), long-term incentives may be awarded in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance stock. All stock options and SARs awarded will be subject to a vesting period and none may be awarded at a discount. The receipt of performance stock will be based on Occidental's relative performance compared to its peer companies, as measured by total stockholder return, over a specified performance period. Selection for participation in the 1995 Stock Plan is made on a subjective assessment of the executive's potential to influence Occidental's future performance. The Committee believes awards under the 1995 Stock Plan will create an effective long-term incentive to increase stockholder value and will provide a retention vehicle for key executives. Further, it is intended that by providing more compensation that is stock-based, executives will be encouraged to view Occidental from the stockholders' perspective.

                      EMPLOYMENT CONTRACTS

  Occidental offers employment contracts to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. Contracts are structured to ensure that they neither adversely influence the executive's business judgment nor cause any compromise of the interests of the stockholders. In accordance with a policy adopted by the Board of Directors in November 1992, no future employment contracts will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control.

                  DEDUCTIBILITY OF COMPENSATION

  As part of the Omnibus Reconciliation Act of 1993, Section 162(m) was added to the Internal Revenue Code. Section 162(m) limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation was based upon predetermined quantifiable performance goals or paid pursuant to a written contract that was in effect on February 17, 1993.

  The Committee believes that the compensation paid to Dr. Irani in 1996 is fully deductible. With respect to the remaining named executive officers, the Committee recognizes that a portion of the compensation paid in 1996 to one or more of such officers may not be fully deductible.

  The Committee will continue to review and modify Occidental's compensation practices and programs as necessary to ensure Occidental's ability to attract and retain key executives while taking into account the deductibility of compensation payments. Under the 1995 Stock Plan, awards of stock options and performance stock are designed to satisfy the deductibility requirements of Section 162(m). However, awards under the Executive Incentive Compensation Plan may not be fully deductible since, in designing the Plan, the Committee felt it was important to retain flexibility to reward senior management for extraordinary contributions that cannot properly be recognized under a predetermined quantitative plan.

                     COMPENSATION DECISIONS

  For 1996, Dr. Irani's compensation was based primarily on his employment contract with Occidental. The contract provides for a minimum base salary and the minimum benefits to which he is entitled under Occidental's incentive plans. While Occidental's executives generally receive salary increases each year, Dr. Irani has remained at the same annual base salary level since 1992.

  In December 1995, the Committee made its determination with respect to restricted stock awards and performance stock awards granted in January 1996 under the 1995 Stock Plan. In making its decisions, the Committee recognized the achievements of senior management during 1995 in increasing earnings and growing the Company's core businesses while reducing costs and debt. The
Committee believes that the grants of restricted stock and performance stock will continue to motivate senior management to achieve significant growth in profits and cash flow in the coming years. With the introduction of performance stock awards in 1996, total annual stock based awards to senior management, excluding Dr. Irani, increased from previous levels. However, awards of restricted stock were decreased from prior levels as the Committee implemented its policy of increasing the percentage of compensation more closely linked to the Company's performance through the awards of performance stock. As previously stated, receipt of performance stock is based on Occidental's relative performance to its peer companies, as measured by total stockholder return. For 1996, Dr. Irani received a modest increase to his restricted stock award equal to the increase in cost of living. Dr. Irani did not receive a performance stock award in 1996.

  In July 1996, the Committee reviewed and approved stock option awards under the 1995 Stock Plan. Grants were based on a subjective assessment of each executive's individual performance, the executive's potential to contribute to Occidental's future performance, competitive practices and grants made in previous years. Dr. Irani's grant remained at the same level as his 1995 grant.

  Annual bonus awards for 1996 under the Executive Incentive Compensation Plan were reviewed and approved by the Committee in February 1997, based upon the Company's achievement of the predetermined financial goals, including a significant increase in earnings per share, and the participant's achievement of predetermined individual goals for the year. Dr. Irani's annual cash incentive is determined by his contract. However, as in recent years, Dr. Irani requested that the cash bonus award payable to him under his contract be reduced to the amount of cash he received for 1991 and that he receive the balance of his award in the form of restricted stock under the 1995 Stock Plan.

                                Respectfully submitted,
                                COMPENSATION COMMITTEE
                                George O. Nolley
                                Rosemary Tomich
                                Irvin W. Maloney

                       PERFORMANCE GRAPHS
                            -------
  Set forth below is a graph comparing the yearly percentage change in the cumulative total return of the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the original peer group and the revised peer group over the five-year period ending on December 31, 1996. Following that graph is a graph showing the same information on a quarterly basis. It is assumed in the graphs that $100 was invested in the Common Stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1991) and that all dividends received within a quarter were reinvested in that quarter. The original peer group companies are Amoco Corporation, Atlantic Richfield Company
("ARCO"), The British Petroleum Company p.l.c. ("BP"), Chevron Corporation, Mobil Corporation, Occidental, Phillips Petroleum Company, Texaco Inc. and Unocal Corporation ("Unocal"). The revised peer group companies are Amoco Corporation, ARCO, Chevron Corporation, Mobil Corporation, Occidental, Phillips Petroleum Company, Texaco Inc., Union Carbide Corporation, Dow Chemical
Company, Georgia Gulf Corporation and Lyondell Petrochemical Company. Occidental revised its peer group for the following reasons. First, the companies removed, BP and Unocal, are composed of primarily foreign operations whereas Occidental is a global company with significant U.S. based operations. Also, to provide representation of Occidental's chemical business, the index was broadened to include four chemical companies.


           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
 OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUPS

                                                 Original          Revised
  Year       Oxy Stock       S&P 500            Peer Group        Peer Group
  ----       ---------       -------            ----------        ----------

  1991             100           100                   100               100

  1992             100           108                    99               107

  1993             106           118                   120               123

  1994             126           120                   136               142

  1995             146           165                   172               177

  1996             167           203                   219               213

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               BY QUARTER SINCE DECEMBER 31, 1991,
 OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUPS


                                         Original           Revised
  Quarter       Oxy      S&P 500        Peer Group        Peer Group
  -------       ---      -------        ----------       -----------
  12/31/91      100          100               100               100
   3/31/92      109           97                91                96
   6/30/92      113           99                96               101
   9/30/92      102          102               105               110
  12/31/92      100          108               101               106
   3/31/93      128          112               114               117
   6/30/93      133          113               116               121
   9/30/93      129          116               119               124
  12/31/93      106          118               121               125
   3/31/94      102          114               117               123
   6/30/94      121          114               128               134
   9/30/94      136          120               130               142
  12/31/94      126          120               136               144
   3/31/95      145          132               149               157
   6/30/95      153          144               151               158
   9/30/95      148          156               155               164
  12/31/95      146          165               173               178
   3/31/96      184          174               185               197
   6/30/96      173          182               188               195
   9/30/96      165          187               203               205
  12/31/96      167          203               220               214





          RATIFICATION OF THE SELECTION OF INDEPENDENT
                       PUBLIC ACCOUNTANTS

  The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 1997. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm is expected to be present at the Meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 1997.

  The Board of Directors recommends a vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 1997. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

    APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF
       INCORPORATION DECLASSIFYING THE BOARD OF DIRECTORS

    At the 1986 annual meeting of Occidental's predecessor corporation, the shareholders of that corporation approved its reorganization into the present Delaware corporation. Among the changes that became effective with the reorganization was the classification of the Board of Directors into three classes, with one class being elected each year. The Board of Directors has determined that classification of directors should be eliminated and has approved, and is recommending to the stockholders for approval at the Meeting, the amendment of Paragraph A of Article VI of the Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation") to eliminate the classification of the Board of Directors.

  If the proposed amendment is approved, the directors elected at or prior to the Meeting will serve out the balance of their terms and any director elected after the Meeting, whether at an annual meeting or to fill a vacancy on the Board of Directors, will be elected for a one-year term that expires upon the election and qualification of such director's successor at the next succeeding annual meeting of stockholders. In other words, the directors elected at the Meeting will serve until the 2000 annual meeting, the directors elected in 1996 will serve until the 1999 annual meeting and the directors elected in 1995 will serve until the 1998 annual meeting. Directors whose terms expire at the 1998 annual meeting and who are reelected at that meeting will be elected for a one-year term and thus will stand for reelection at the 1999 annual meeting with the other directors whose terms expire at that meeting. Commencing with the annual meeting in 2000, classification will cease in its entirety and the entire Board of Directors will be elected at one time.



  A classified board is intended to provide for continuity of management by assuring that a cadre of experienced directors will always be in office. Because the General Corporation Law of the State of Delaware authorizes the removal of classified directors by shareholders only for cause (unless a provision in the certificate of incorporation permits removal without cause), under older views of corporate governance, a classified board was assumed to make it more difficult for a substantial stockholder to gain control of a board of directors and thus deter not only unfriendly and unsolicited takeover proposals and proxy contests, but also changes in the board where a majority of stockholders is dissatisfied with incumbent directors. In weighing the competing arguments for and against a classified board, the Board of Directors in 1986 determined that the interests of stockholders were best served by a classified board in light of the environment in which Occidental was then operating. While the current Board of Directors has not determined that those benefits are not valid, it does recognize that under current views of corporate governance a classified board is believed to offer less protection against unfriendly takeover attempts than previously assumed while frustrating stockholders in their exercise of oversight of the board. The Board of Directors believes that the best interests of the stockholders are not currently served by maintaining a classified board in the future and therefore has proposed the adoption of the proposed amendment.



  Paragraph  A  of  Article  VI  of the Restated  Certificate  of
Incorporation, as proposed to be amended, is attached to this Proxy Statement as Exhibit A.

  The Board of Directors recommends a vote FOR the proposal to amend the Restated Certificate of Incorporation to declassify the Board of Directors. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

        STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING
                         OF STOCKHOLDERS
                              -------
  Stockholder proposals to be presented at the 1998 Annual Meeting of Stockholders of Occidental must be received at Occidental's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, by November 17, 1997, in order to be included in the proxy statement and form of proxy relating to such meeting.

                          ANNUAL REPORT

  Occidental's 1996 Annual Report is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

                                        Sincerely,
                                        DONALD P. DE BRIER
Los Angeles, California                 Donald P. de Brier
March 17, 1997                          Secretary


  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.   THEREFORE,
STOCKHOLDERS ARE URGED TO COMPLETE,  SIGN,  DATE  AND  RETURN THE
ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

                            EXHIBIT A

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION DECLASSIFYING
                     THE BOARD OF DIRECTORS

  NOW, THEREFORE, BE IT RESOLVED, that Paragraph A of Article VI of the Restated Certificate of Incorporation, as amended, of this Corporation be amended so that in its entirety the said Section A shall read as set forth below:

  "A.   The  business  and  affairs of the Corporation  shall  be
managed by or under the direction of a Board of Directors consisting of not less than ten nor more than fourteen directors, or such greater number as is provided for in the following paragraph. The Board of Directors shall initially consist of fourteen directors, until the exact number is changed from time to time within the foregoing limits by, or in such manner as may be provided in, the By-laws of the Corporation. The directors shall be divided into three classes, consisting initially of four, five and five directors and designated Class I, Class II and Class III, respectively. Each director elected prior to April 26, 1997 shall serve for the term he was elected, such that the term of each director elected at the 1995 annual meeting (Class
III) shall end at the annual meeting in 1998, the term of each director elected at the 1996 annual meeting (Class I) shall end at the annual meeting in 1999, and the term of each director elected at the 1997 annual meeting (Class II) shall end at the annual meeting in 2000. Commencing April 26, 1997, the term of each director elected after that date, whether at an annual meeting or to fill a vacancy in the Board of Directors arising for any reason, including an increase in the size of the Board of Directors, shall end at the first annual meeting following his election. Commencing with the annual meeting in 2000, the foregoing classification of the Board of Directors shall cease and all directors shall be of one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected. In no case will a decrease in the number of directors shorten the term of any incumbent director. Each director shall hold office after the annual meeting at which his term is scheduled to end until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, disqualification or removal from office. Any newly created directorship resulting from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

  "Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such directors so elected shall be in addition to the number of directors provided for in the preceding paragraph, and shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms."

                OCCIDENTAL PETROLEUM CORPORATION
                    10889 Wilshire Boulevard
                  Los Angeles, California 90024

                         (RECYCLE LOGO)
                   Printed on recycled paper.

PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

      DR. RAY R. IRANI and DR. DALE R. LAURANCE, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 25, 1997, and at any adjournment, as if the undersigned were present and voting at the meeting.

      The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)
                                     (logo)
IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------

Since parking at the Santa Monica Civic Auditorium is limited, we have arranged for alternate parking at the beach parking lot.

For your convenience, below are a map and parking instructions for the beach parking lot.

(MAP OF AREA)

SPECIAL PARKING INSTRUCTIONS
Beach Parking Lot
  - Exit Santa Monica Civic Auditorium.
  - Turn left on Main Street and proceed to Pico
    Boulevard. Turn right on Pico.
  - Take Pico to Ocean Avenue and turn left on Ocean Avenue.
  - Follow Ocean down the hill and make a right turn into the beach parking lot.

Park your car in the lot. A bus will take you to the Civic Auditorium, and a bus will return you to the beach parking lot AFTER the meeting.
CONTINUOUS SHUTTLE SERVICE WILL BE
PROVIDED from 8:30 A.M. to 2:00 P.M.

The parking fee will be paid by Occidental
Petroleum Corporation.

There is no charge for the shuttle service.

(REVERSE SIDE OF PROXY)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Messrs. John S. Chalsty, Arthur Groman, J. Roger Hirl,           [ ]    [ ]
John W. Kluge and Rodolfo Segovia. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve amendment to the         [ ]     [ ]      [ ]
Restated Certificate of Incorporation declassifying the Board of Directors.


Discontinue mailing Annual Report to this account.       [ ]

Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
   (arrow pointing upward)  SIGN, DETACH AND RETURN  (arrow pointing upward)

               PLEASE HELP US ELIMINATE DUPLICATE MAILINGS.


OCCIDENTAL PETROLEUM CORPORATION IS REQUIRED TO SEND AN ANNUAL REPORT TO EVERY STOCKHOLDER. IF YOU HAVE MULTIPLE ACCOUNTS WITH THE SAME ADDRESS, PLEASE HELP US REDUCE COSTS BY DIRECTING US TO DISCONTINUE MAILING FUTURE ANNUAL REPORTS TO ONE OR MORE SUCH ACCOUNTS. MARK THE APPROPRIATE BOX ON THE PROXY CARD FOR EACH SUCH ACCOUNT. THE PROXY CARD FOR AT LEAST ONE ACCOUNT MUST REMAIN UNMARKED TO RECEIVE AN ANNUAL REPORT. DO NOT TERMINATE MAILINGS FOR ACCOUNTS FOR WHICH YOU SERVE AS A TRUSTEE, GUARDIAN OR OTHER FORM OF NOMINEE.

   (arrow pointing downward) BRING TO ANNUAL MEETING (arrow pointing downward)
-------------------------------------------------------------------------------
(logo)  OCCIDENTAL PETROLEUM CORPORATION
        ANNUAL MEETING OF STOCKHOLDERS
        PREREGISTRATION FORM


                                Santa Monica Civic Auditorium
                                1855 Main Street, Santa Monica

                                Meeting Hours
                                Exhibit Room opens at 9:15 A.M.
                                Meeting starts at 10:30 A.M.

        TO SPEED UP REGISTRATION, PLEASE BRING THIS CARD WITH YOU TO THE MEETING ON APRIL 25. DO NOT MAIL.

        Please see the back of this card for parking instructions.

1081-A(SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 25, 1997, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: John S. Chalsty, Arthur Groman, J. Roger Hirl, John W. Kluge and Rodolfo Segovia. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1181-B(PSA)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
PETROLEUM CORPORATION SAVINGS PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                  FOR  WITHHELD
                                                                  ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Messrs. John S. Chalsty, Arthur Groman, J. Roger Hirl,            [ ]     [ ]
John W. Kluge and Rodolfo Segovia. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve amendment to the         [ ]     [ ]      [ ]
Restated Certificate of Incorporation declassifying the Board of Directors.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1081-B(PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN)

                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 25, 1997, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: John S. Chalsty, Arthur Groman, J. Roger Hirl, John W. Kluge and Rodolfo Segovia. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

    I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1181-C(SIP)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE OCCIDENTAL
CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR  WITHHELD
                                                                 ALL  FOR ALL
ITEM 1  The election as directors of the following nominees:
Messrs. John S. Chalsty, Arthur Groman, J. Roger Hirl,           [ ]     [ ]
John W. Kluge and Rodolfo Segovia. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

____________________________________________________________
                                                        FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of            [ ]      [ ]     [ ]
Arthur Andersen LLP as independent public accountants.
                                                        FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendment to the    [ ]      [ ]     [ ]
Restated Certificate of Incorporation declassifying the Board of Directors.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN   (arrow pointing upward)
                                    (logo)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1081-C(SIP)

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)



                   OCCIDENTAL PETROLEUM CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

   I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 25, 1997, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA Inc. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

   My vote for the election of directors is indicated on the reverse side. Nominees are: John S. Chalsty, Arthur Groman, J. Roger Hirl, John W. Kluge and Rodolfo Segovia. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

   I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PENSION PLANS ADMINISTRATIVE COMMITTEE.


1081-F(TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE
WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Messrs. John S. Chalsty, Arthur Groman, J. Roger Hirl,           [ ]      [ ]
John W. Kluge and Rodolfo Segovia. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendment to the     [ ]     [ ]      [ ]
Restated Certificate of Incorporation declassifying the Board of Directors.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(PROXY CARD - BROKER)

PROXY

                  THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS

                   OCCIDENTAL PETROLEUM CORPORATION

  DR. RAY R. IRANI and DR. DALE R. LAURANCE, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 25, 1997, and at any adjournment, as if the undersigned were present and voting at the meeting.

   The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1,2, AND 3. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.



1050-D (BRO)

(REVERSE SIDE OF PROXY CARD - BROKER)

The shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND
3. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:
Messrs. John S. Chalsty, Arthur Groman, J. Roger Hirl,           [ ]      [ ]
John W. Kluge and Rodolfo Segovia. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2  The ratification of the selection of             [ ]     [ ]      [ ]
Arthur Andersen LLP as independent public accountants.
                                                         FOR   AGAINST  ABSTAIN
ITEM 3  The proposal to approve the amendment to the     [ ]     [ ]      [ ]
Restated Certificate of Incorporation declassifying the Board of Directors.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE __________________________________________ DATE ____________________

SIGNATURE __________________________________________ DATE ____________________

(VOTING INSTRUCTION CARD FOR THE MIDCON CORPORATION SAVINGS PLAN)


                     OCCIDENTAL PETROLEUM CORPORATION
                      ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE MIDCON CORPORATION SAVINGS PLAN:

   I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 25, 1997, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the MidCon Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

   My vote for the election of directors is indicated on the reverse side. Nominees are: John S. Chalsty, Arthur Groman, J. Roger Hirl, John W. Kluge and Rodolfo Segovia. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

   I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE MIDCON CORPORATION SAVINGS PLAN WILL BY VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN  (arrow pointing upward)

                                  (LOGO)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.


1181-D(MSA)

(REVERSE SIDE OF VOTING INSTRUCTION CARD FOR THE MIDCON CORPORATION SAVINGS
PLAN)

The shares represented by the voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT.

[X] Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
                                                                 FOR   WITHHELD
                                                                 ALL   FOR ALL
ITEM 1  The election as directors of the following nominees:     [ ]     [ ]
Messrs. John S. Chalsty, Arthur Groman, J. Roger Hirl,
John W. Kluge and Rodolfo Segovia. (To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)

_____________________________________________________________
                                                         FOR   AGAINST  ABSTAIN
ITEM 2 The ratification of the selection of              [ ]     [ ]     [ ]
Arthur Andersen LLP as independent public accountants.

ITEM 3  The proposal to approve the amendment to the     [ ]     [ ]     [ ]
Restated Certificate of Incorporation declassifying the Board of Directors.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians and others signing in a fiduciary capacity should sign their full title as such.

SIGNATURE ___________________________________ DATE ____________________________

SIGNATURE ___________________________________ DATE ____________________________

-------------------------------------------------------------------------------
  (arrow pointing upward)   SIGN, DETACH AND RETURN  (arrow pointing upward)

                                  (LOGO)

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE, DETACH AND RETURN THE ACCOMPANYING CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 2 OF THE
PROXY STATEMENT.


1181-D(MSA)

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
        AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1997




Dear Savings Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 25, 1997, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the Occidental Savings Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. This message applies to those of you who own shares of Occidental stock other than through the Savings Plan. You will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card. In order to eliminate unnecessary duplicate distribution of the annual report, the annual report will not be included with this mailing, but you will find the report in the separate mailing you will receive in connection with the stock you own other than through the Plan.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1997




Dear  Occidental Chemical Corporation Savings and Investment Plan
Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 25, 1997, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the Occidental Chemical Corporation Savings and Investment Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. Many of you own shares of Occidental stock other than through the Occidental Chemical Corporation Savings and Investment Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1997




Dear OXY USA Inc. Employees Thrift Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 25, 1997, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the OXY USA Inc. Employees Thrift Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. Many of you own shares of Occidental stock other than through the OXY USA Inc. Employees Thrift Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.

(LOGO)               OCCIDENTAL PETROLEUM CORPORATION
                         10889 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90024



   DR. RAY R. IRANI
 CHAIRMAN OF THE BOARD
         AND
CHIEF EXECUTIVE OFFICER


                                 March 17, 1997




Dear MidCon Savings Plan Participant:

     I am pleased to enclose a notice and proxy statement for our annual meeting to be held on April 25, 1997, together with a voting instruction card. I sincerely hope that, as an Occidental stockholder through the MidCon Savings Plan, you will participate in the affairs of the company by voting your shares.

      Please MARK AND SIGN THE ENCLOSED CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE to the Plan's trustee. The trustee will then cause the shares in your plan account(s) to be voted according to your instructions. Your instructions to the trustee will be kept confidential.

     Thank you for your cooperation.


                                 R. R. IRANI



P.S. Many of you own shares of Occidental stock other than through the MidCon Savings Plan, in which case you will receive a separate notice, proxy statement and proxy card with respect to those shares. That proxy card should be returned in the envelope provided with the card.